UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Great Elm Capital Corp.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

April 23, 2021
Dear Fellow Stockholders:
We invite you to join us at the 2021 Annual Stockholders’ Meeting (the “Annual Meeting”) of Great Elm Capital Corp., beginning at 8:30 a.m., Eastern Time, on June 4, 2021. Due to the ongoing public health impact of the coronavirus disease 2019 (COVID-19) and to support the health and well-being of our stockholders, we will be holding the Annual Meeting online via live webcast. Stockholders of record and beneficial holders with a legal proxy will be able to attend and participate in the Annual Meeting online, vote their shares electronically, and submit their questions during the meeting by visiting www.virtualshareholdermeeting.com/GECC2021.
The Notice of 2021 Annual Stockholders’ Meeting and proxy statement accompanying this letter describe the business that will be discussed and voted upon at the Annual Meeting.
We elected to deliver our proxy materials to the majority of our stockholders over the Internet. On or about April 23, 2021, we will mail a notice of Internet availability (the “Notice”) and make our proxy materials available to our stockholders over the Internet. The Notice contains instructions on how to access our proxy materials over the Internet, as well as how to receive a paper copy of our proxy materials. This approach conserves natural resources, reduces our printing and distribution costs and expedites stockholders’ receipt of proxy materials.
Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, we urge you to authorize and submit your proxies over the Internet or by mail as soon as possible. This will not prevent you from voting in person (virtually). If you virtually attend the Annual Meeting you will have the right to revoke your proxy and vote your shares in person (virtually). If your shares are held in the name of a brokerage firm, bank or other nominee of record, please follow the voting instructions appearing on your voting instruction card or the information set forth in the proxy materials. Your vote and participation in our governance are very important to us.
On behalf of our Board of Directors, thank you for your continued support.
Sincerely,
/s/ Peter A. Reed
Peter A. Reed
Chief Executive Officer

NOTICE OF 2021 ANNUAL STOCKHOLDERS’ MEETING
TO BE HELD ON JUNE 4, 2021
April 23, 2021
The 2021 Annual Stockholders’ Meeting (the “Annual Meeting”) of Great Elm Capital Corp., a Maryland corporation (the “Company”), will be held on Friday, June 4, 2021, beginning at 8:30 a.m., Eastern Time, online at www.virtualshareholdermeeting.com/GECC2021.
The following matters will be considered and voted on at the Annual Meeting:
•
The election of Erik A. Falk and Randall Revell Horsey as the Class II directors of the Board of Directors, with each to serve until the third annual meeting of stockholders following their election and until their successors are duly elected and qualified;

•	The ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and
•	Other matters that may properly come before the Annual Meeting.
The items to be considered at the Annual Meeting may be considered at the Annual Meeting or any postponement or adjournment thereof.
You are entitled to vote at and virtually attend the Annual Meeting, or any postponement or adjournment thereof, only if you were a stockholder of record at the close of business on April 12, 2021. To attend and participate in the meeting, you will need the 16-digit control number included on your proxy card or voting instruction form. You may also ask questions and vote online during the meeting by following the instructions provided at www.virtualshareholdermeeting.com/GECC2021 during the meeting.
Whether or not you plan to virtually attend the Annual Meeting, we encourage you to read this proxy statement and promptly authorize a proxy to vote your shares. You have a choice of voting on the Internet, by telephone, or by mail. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers — How You Can Vote” beginning on page 4 and to the notice of Internet availability of proxy materials (the “Notice”) or to the instructions on your voting instruction card or the information set forth in the proxy materials.
/s/ Adam M. Kleinman
Adam M. Kleinman
Secretary
Waltham, Massachusetts
April 23, 2021
Important Notice Regarding the Availability of Proxy Statement Materials for the
2021 Annual Stockholders’ Meeting to be Held on June 4, 2021.
The Proxy Statement, Proxy Card and the Annual Report on Form 10-K are available on the Internet at www.ProxyVote.com.
The Notice, this proxy statement, the accompanying proxy card or voting instruction card and our 2020 Annual
Report on Form 10-K are being provided to stockholders beginning on or about April 23, 2021.

i

PROXY STATEMENT
2021 ANNUAL STOCKHOLDERS’ MEETING
TO BE HELD ON JUNE 4, 2021
GENERAL INFORMATION
We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors of Great Elm Capital Corp, a Maryland corporation (the “Company,” “GECC,” “we,” “us,” or “our”). This proxy statement addresses the items of business for the 2021 Annual Stockholders’ Meeting of GECC (the “Annual Meeting”) to be held on June 4, 2021, or any postponement or adjournment thereof. We will hold the Annual Meeting at 8:30 a.m., Eastern Time, online at www.virtualshareholdermeeting.com/GECC2021. Due to the ongoing public health impact of the coronavirus disease 2019 (COVID-19) and to support the health and well-being of our stockholders, the Company is holding the Annual Meeting in virtual meeting format. Stockholders of record and beneficial holders with a legal proxy will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit their questions during the meeting by visiting www.virtualshareholdermeeting.com/GECC2021. The notice of Internet availability of proxy materials (“Notice”), the Notice of 2021 Annual Stockholders’ Meeting, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, the proxy card and any accompanying proxy materials will be made available to stockholders on or about April 23, 2021.

QUESTIONS AND ANSWERS
Proxy Materials
1.	Why did I receive the Notice about GECC’s proxy materials?
Since you owned shares of our common stock at the close of business on April 12, 2021, the record date for the Annual Meeting (the “Record Date”), you are considered a stockholder of record. You are invited to virtually attend the Annual Meeting and are entitled and requested to consider and vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting your shares.
2.	What is included in the proxy materials?
The proxy materials include:
•	Our Notice of 2021 Annual Stockholders’ Meeting;
•	Our proxy statement for the Annual Meeting;
•	Our 2020 Annual Report on Form 10-K; and
•	A proxy card or voting instruction card.
3.	Why did I receive the Notice instead of a paper copy of the full set of proxy materials?
We will be utilizing the “notice and access” delivery method under the SEC’s Rule 14a-16, which allows companies to provide their proxy materials over the Internet. As a result, we are mailing the Notice instead of a paper copy of the proxy materials to a majority of our stockholders. The Notice contains instructions on how to access the proxy materials and submit your vote over the Internet and how you may request printed copies of the proxy materials by mail, if you wish. If you previously requested printed copies of the proxy materials, we have provided you with printed copies of the proxy materials.
4.	What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be considered and voted on at the Annual Meeting, the voting process, our Board of Directors and board committees, corporate governance, the compensation of our directors and executive officers, and other required information.
5.	I share an address with another stockholder, and we received only one Notice or paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another stockholder, you may receive only one Notice or one set of printed proxy materials unless you have provided contrary instructions. If you wish to receive a separate Notice or set of printed proxy materials, please request an additional copy by contacting Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling 1-866-540-7095. A separate Notice or set of printed proxy materials will be sent promptly following receipt of your request.
If you are a stockholder of record as of the close of business on the Record Date and wish to receive a separate Notice or set of printed proxy materials in the future, or if you have received multiple Notices or sets of printed proxy materials and would like to receive only one Notice or set of printed proxy materials in the future, please contact our transfer agent, American Stock Transfer & Trust Company, LLC at:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 937-5449
If you are a beneficial owner of shares as of the close of business on the Record Date and you wish to receive a separate Notice or set of printed proxy materials in the future, or if you have received multiple Notices or sets of printed proxy materials and would like to receive only one Notice or set of printed proxy materials in the future, please contact your bank or broker directly.

Stockholders may also contact us to request a separate copy of the proxy materials:
Great Elm Capital Corp.
Attn: Investor Relations
800 South Street, Suite 230
Waltham, MA 02453
(617) 375-3006
investorrelations@greatelmcap.com
6.	Who pays the cost of soliciting proxies for the Annual Meeting?
GECC is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing the Notice and any printed proxy materials and of soliciting proxies.
Our Board of Directors, officers and employees may solicit proxies in person, by telephone or by electronic communication. They will not receive any additional compensation for these activities.
We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial stockholders.
Proposals To Be Voted On
7.	What items of business will be voted on at the Annual Meeting?
The business items to be voted on at the Annual Meeting are:
•
Proposal 1: Election of Erik A. Falk and Randall Revell Horsey as the Class II directors of the Board of Directors, with each to serve until the third annual meeting of stockholders following their election and until their successors are duly elected and qualified; and

•	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s registered independent public accounting firm for the year ending December 31, 2021.
Stockholders will also consider and vote on any other matter that may properly be brought before the Annual Meeting or any postponement or adjournment thereof.
8.	What are my voting choices?
You may vote “FOR” or “WITHHOLD” for the election of each Erik A. Falk and Randall Revell Horsey as the Class II directors; and you may vote “FOR,” “AGAINST” or “ABSTAIN” for the ratification of the appointment of Deloitte as our registered independent public accounting firm.
9.	What are the voting recommendations of our Board of Directors?
Our Board of Directors recommends that you vote your shares “FOR” the election of each Erik A. Falk and Randall Revell Horsey as the Class II directors of the Board of Directors, and “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm.
10.	What vote is required to approve each item?
To conduct business at the Annual Meeting, a quorum must be established. Pursuant to our Charter and Bylaws, the presence in person (virtually) or by proxy of our stockholders entitled to cast a majority of all the votes entitled to be cast will constitute a quorum.
For Proposal 1 if you indicate “WITHHOLD” or for Proposal 2 if you indicate “ABSTAIN,” your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. For Proposal 1, only votes “FOR” are counted in determining whether a plurality has been cast in favor of the election of a director. For Proposal 2, an abstention will not be considered a vote cast and will have no effect on the outcome of Proposal 2.
As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered votes cast with respect to Proposals 1 and 2. See Question 17 for more information on broker non-votes.

At a meeting where a quorum is present, the required vote for each proposal is as follows:
Proposal		Required Vote
1.	Election of each nominee to serve as a Class II director	Plurality of the votes cast
2.	Ratification of the appointment of the independent registered public accounting firm	Majority of the votes cast
11.	What happens if additional items are presented at the Annual Meeting?
We are not aware of any item that may be considered and voted on at the Annual Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting may vote in their discretion on any additional matters that are properly brought before the Annual Meeting or any postponement or adjournment thereof, including matters incidental to the conduct of the meeting.
12.	Is my vote confidential?
All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Confidentiality will not apply to the extent that voting disclosure is required by law or is necessary or appropriate to assert or defend any claim relating to voting.
Confidentiality will also not apply with respect to any matter for which votes are solicited in opposition to the director nominees or voting recommendations of our Board of Directors, unless the persons engaging in the opposing solicitation provide stockholders with confidential voting comparable to that which we provide.
13.	Where can I find the voting results?
We expect to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days following the meeting. The report will be available on our website at www.greatelmcc.com.
How You Can Vote
14.	What shares can I vote?
You are entitled to one vote for each share of our common stock that you owned at the close of business on the Record Date. You may vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, 23,508,232 shares of our common stock were outstanding.
15.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, you are the stockholder of record of the shares. As the stockholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares in person (virtually) at the Annual Meeting, or any postponement or adjournment thereof. You have received a proxy card to use in voting your shares, which instructs you how to vote.
Beneficial Owner
If your shares are held through a bank, broker or other nominee, it is likely that such shares are registered in the name of the bank, broker or other nominee and you are the beneficial owner of shares held in street name.
As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you are also invited to virtually attend the Annual Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the stockholder of record, you may not vote your shares in person (virtually) at the Annual Meeting, or any postponement or adjournment thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so. Obtaining a legal proxy may take several days.
16.	How can I vote?
For directions on how to vote, please refer to the following instructions and those included on the Notice or your proxy card or voting instruction card. Whether you hold your shares as a stockholder of record or as a beneficial owner, you may direct how your shares are to be voted without virtually attending the Annual Meeting or any postponement or adjournment thereof. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares.
Voting in Person (Virtually) – You may vote online during the Annual Meeting, or any postponement or adjournment thereof, those shares that you hold in your name as the stockholder of record as of the close of business on the Record Date prior to the closing of the polls. Beneficial owners should follow the steps set forth in Question 15 above. See Question 23 below regarding how to attend (virtually) the Annual Meeting.
Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend.
Voting by Internet – Stockholders may vote over the Internet by following the instructions on the Notice, proxy card or voting instruction card. When voting by internet, stockholders must have available the control number included on their proxy card.
Voting by Telephone – Stockholders of record may vote by telephone by calling the number specified on the Notice or proxy card and following the instructions. When voting by telephone, stockholders must have available the control number included on their proxy card. Most stockholders who are beneficial owners of their shares and have received a voting instruction card may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These stockholders should check the card for telephone voting availability.
Voting by Mail – Stockholders who have received a paper copy of the proxy materials may vote by mail by signing, dating and returning their proxy card or voting instruction card in the envelope provided. If you only received the Notice and wish to vote by proxy via mail, you may do so by requesting printed copies of the proxy materials and then filling out the proxy card and sending it back in the envelope provided.
17.	How will my shares be voted?
Your shares will be voted as you specifically instruct on your online ballot, proxy card or voting instruction card, as applicable. If you complete and submit your online ballot or sign and return your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting, or any postponement or adjournment thereof.
18.	Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting, or any postponement or adjournment thereof.
If you do not provide timely instructions as to how your brokerage shares are to be voted, your broker will have the authority to vote them only on the proposal to ratify the appointment of Deloitte as our independent registered public accounting firm. Your broker will be prohibited, however, from voting your shares on the election of either of the Class II directors. “Broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting, but will not be counted as votes cast.

19.	Will shares that I own as a stockholder of record be voted if I do not timely complete and submit my online ballot or return my proxy card?
Shares that you own as a stockholder of record will be voted as you instruct on your online ballot, proxy card or voting instruction card, as applicable. If you complete and submit your online ballot or sign and return your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matter that properly comes before the Annual Meeting, or any postponement or adjournment thereof.
If you do not timely complete and submit your online ballot or return your proxy card, your shares will not be voted unless you or your proxy holder virtually attends the Annual Meeting or any postponement or adjournment thereof and votes in person (virtually) as described in Question 16.
20.	When is the deadline to vote?
If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting or any postponement or adjournment thereof. The deadline for voting by Internet or telephone is 11:59 p.m. Eastern Time on Thursday, June 3, 2021.
If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
21.	May I change or revoke my vote?
You may change your vote at any time prior to the closing of the polls at the Annual Meeting.
If you are a stockholder of record, you may change your vote by authorizing a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary at the address set forth in Question 24 prior to your shares being voted, or by attending the Annual Meeting and voting in person (virtually). Virtual attendance at the meeting, without voting, will not cause your previously granted proxy to be revoked.
For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person (virtually). Virtual attendance at the meeting, without voting, will not cause your previously granted proxy to be revoked.
22.	Who will serve as inspector of elections?
The inspector of elections will be a representative of Broadridge Financial Solutions, Inc.
Attending the Annual Meeting
23.	Who can attend the Annual Meeting?
The Annual Meeting has been designed to provide substantially the same opportunities to participate as you would have at an in-person meeting. Stockholders of record as of the close of business on the Record Date, and beneficial owners with a legal proxy, will be able to attend (virtually) and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GECC2021.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form. The Annual Meeting will begin promptly at 8:30 a.m., Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 8:15 a.m.
The Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.
If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page for assistance. Technical support will be available beginning at 8:15 a.m. Eastern Time on June 4, 2021 through the conclusion of the Annual Meeting.

Stockholder Proposals and Director Nominations
24.	When is the deadline to submit stockholder proposals to be included in the proxy materials for next year’s Annual Stockholders’ Meeting?
Stockholder proposals that are intended to be included in our proxy materials for next year’s Annual Stockholders’ Meeting must be received by our Corporate Secretary no later than December 24, 2021 and must be submitted to Corporate Secretary, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453.
Proposals that are not timely submitted by December 24, 2021 or are submitted to the incorrect address or other than to the attention of our Corporate Secretary will be considered untimely and may, at our discretion, be excluded from our proxy materials. Stockholder proponents must meet the eligibility requirements of the SEC’s Stockholder Proposal Rule (Rule 14a-8), and their proposals must comply with the requirements of that rule to be included in our proxy materials.
See Question 25 for a description of the procedures in our Bylaws through which stockholders may nominate and include director candidates in our proxy statement.
25.	How may I nominate director candidates or present other business for consideration at an Annual Stockholders’ Meeting?
Stockholders who wish to (1) submit director nominees for inclusion in our proxy materials for next year’s Annual Stockholders’ Meeting or (2) present other items of business directly at next year’s Annual Stockholders’ Meeting must give written notice of their intention to do so in accordance with the deadlines described below to our Corporate Secretary at the address set forth in Question 24. Any such notice also must include the information required by our Bylaws (which may be obtained as provided in Question 27) and must be updated and supplemented as provided in the Bylaws.
Our Bylaws require that notice of director nominees, or for the presentation of other items of business, must be received at least 120 days but not more than 150 days prior to the first anniversary of the date the proxy statement was first sent to stockholders in connection with the last Annual Stockholders’ Meeting, unless the date of next year’s Annual Stockholders’ Meeting has been changed by more than 30 days from the anniversary of the prior year’s meeting date. In that case, notice by stockholders must be received at least 120 days but not more than 150 days prior to the date of such Annual Stockholders’ Meeting as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The period for the receipt from stockholders of any such notice for the 2022 Annual Stockholders’ Meeting will begin on November 24, 2021 and end on December 24, 2021 at 5:00 p.m. Eastern Time.
These above-mentioned notice requirements applicable under our advance notice Bylaw provisions do not apply to stockholder proposals intended for inclusion in our proxy materials under the SEC’s Stockholder Proposal Rule (Rule 14a-8). The deadline for receiving those proposals is set forth in Question 24. These notice requirements also do not apply to questions that a stockholder may wish to ask at the Annual Stockholders’ Meeting.
26.	How may I recommend candidates to serve as directors?
Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee of our Board of Directors by writing to our Corporate Secretary at the address set forth in Question 24. A recommendation must be accompanied by a statement from the candidate that he or she would give favorable consideration to serving on the Board of Directors and should include sufficient biographical and other information concerning the candidate and his or her qualifications to permit the committee to make an informed decision as to whether further consideration of the candidate would be warranted.
Obtaining Additional Information
27.	How may I obtain financial and other information about GECC?
Our consolidated financial statements are included in our 2020 Annual Report on Form 10-K that accompanies this proxy statement.
We file our Annual Report on Form 10-K with the SEC, located at 100 F Street, N.E., Washington, D.C. 20549. Our Form 10-K and other information that we file with the SEC are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, on our website at www.greatelmcc.com.

We also will furnish a copy of our 2020 Form 10-K (excluding exhibits, except those that are specifically requested), Bylaws, code of business conduct and ethics and board standing committee charters without charge to any stockholder who so requests by writing to our Corporate Secretary at the address in Question 24.
You can view these materials on the Internet by accessing our website at www.greatelmcc.com and on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.
28.	What if I have questions for the Company’s transfer agent?
If you are a stockholder of record and have questions concerning share certificates, dividend checks, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address or phone number:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue Brooklyn,
New York 11219
(800) 937-5449
29.	How do I get additional copies of this proxy statement or voting materials?
If you need additional copies of this proxy statement or voting materials, please contact us at:
Great Elm Capital Corp.
Attn: Investor Relations
800 South Street, Suite 230
Waltham, MA 02453
investorrelations@greatelmcap.com

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of the close of business on April 12, 2021, certain information regarding the beneficial ownership of our common stock by:
•	each of the directors and named executive officers for the fiscal year ended December 31, 2020;
•	all of our current executive officers and directors as a group; and
•	each person known by us to be beneficial owners of 5% or more of our outstanding common stock.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own more than 5% of our common stock is based upon Schedule 13G and Schedule 13D filings filed by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.
Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percent ownership, as of the close of business on April 12, 2021, 23,508,232 shares of common stock were issued and outstanding.
The address for each of our current directors and executive officers is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.
Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class
Interested Directors
Peter A. Reed	264,504	1.1%
Erik A. Falk(1)	0	*

Independent Directors
Randall Revell Horsey	26,041	*
Mark Kuperschmid(2)	35,917	*
Michael C. Speller	36,559	*

Executive Officers
Adam Kleinman	79,496	*
Keri Davis	13,552	*
Directors and executive officers as a group (7 persons)	456,069	1.9%

5% Beneficial Owners
Great Elm Group, Inc.(3)	5,978,787	25.4%
Entities affiliated with Imperial Capital Asset Management, LLC(4)	2,170,115	9.2%
Entities affiliated with Northern Right Capital Management, L.P.(5)	1,356,819	5.8%
*	Less than one percent.
(1)	Mr. Falk joined the Board of Directors in March 2021.
(2)
Represents shares held by Benmark Investments LLC (1568 Columbus Ave., Burlingame, California 94010). Mr. Kuperschmid disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3)
Great Elm Group, Inc. is the beneficial owner of 5,978,787 shares of our common stock, including 5,539,724 shares of our common stock of which it has sole voting and dispositive power and 439,063 shares of our common stock of which it has shared voting and dispositive power. The address for Great Elm Group, Inc. is 800 South Street, Suite 230, Waltham, MA 02453.

(4)
Based on information furnished in a Schedule 13G/A filed with the SEC on February 16, 2021, jointly by Imperial Capital Asset Management, LLC (“ICAM”), Long Ball Partners, LLC (“Long Ball”), IC Leverage Income Fund, LLC (“IC Leverage”), Imperial Capital Group Holdings II, LLC (“Imperial Holdings II”), Imperial Capital Group Holdings, LLC (“Imperial Holdings”), Jason Reese, and Randall Wooster. ICAM and Long Ball reported shared voting and dispositive power over 678,721 shares of our common stock; Imperial

Holdings and Mr. Wooster reported shared voting and dispositive power over 1,491,394 shares of our common stock; IC Leverage reported shared voting and dispositive power over 289,975 shares of our common stock; Imperial Holdings II reported shared voting and dispositive power over 1,201,419 shares of our common stock; and Mr. Reese reported shared voting and dispositive power over 2,170,115 shares of our common stock.
(5)
Based on information provided to the Company and furnished in a Schedule 13G/A filed with the SEC on February 16, 2021, jointly by Northern Right Capital Management, L.P. (“Northern Right”), Northern Right Capital (QP), L.P. (“Northern Right QP”), NRC Partners I, LP (“NRC”), BC Advisors, LLC (“BCA”) and Matthew A. Drapkin. Each of Northern Right, BCA and Mr. Drapkin reported shared voting and dispositive power over 1,356,819 shares of our common stock; Northern Right QP reported shared voting and dispositive power over 604,612 shares of our common stock; and NRC reported shared voting and dispositive power over 284,010 shares of our common stock.

Set forth below is the dollar range of equity securities beneficially owned by each of GECC’s directors as of April 12, 2021. GECC is not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
Name of Director	Dollar Range of Equity Securities of GECC(1)(2)
Independent Directors
Randall Revell Horsey	$50,001-$100,000
Mark Kuperschmid	Over $100,000
Michael C. Speller	Over $100,000

Interested Directors
Peter A. Reed	Over $100,000
Erik A. Falk	None
(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price for shares of our common stock of $3.27 on April 12, 2021.

PROPOSALS TO BE CONSIDERED AND VOTED ON
Proposals 1 and 2 have been included in this proxy statement at the direction of our Board of Directors. Our Board of Directors recommends that you vote “FOR” each of the nominees listed in Proposal 1 and “FOR” Proposal 2.
Proposal 1: Election of the Class II Directors
The Board of Directors currently has five members. Two of these members are interested directors and three are independent directors. An interested director is an “interested person” of the Company, as defined in the Investment Company Act. Mr. Reed falls within the purview of this definition due to his position as our President and Chief Executive Officer and as Chief Investment Officer of Great Elm Capital Management, Inc. (“GECM”). Mr. Falk falls within the purview of this definition because he owns 5.00% convertible senior PIK notes due 2030 (“PIK Notes”) of Great Elm Group, Inc. (“GEG”), the parent of GECM. Mr. Falk purchased $500,000 aggregate principal amount of PIK Notes from GEG for cash consideration on February 26, 2020. Mr. Falk received additional PIK Notes of $8,681 and $12,648, respectively, on the July 1, 2020 and December 31, 2020 interest payment dates. There is no arrangement or understanding between the Company and Mr. Falk with respect to Mr. Falk’s service on our Board of Directors. Our Board of Directors determined that each of Mr. Kuperschmid, Mr. Horsey and Mr. Speller are independent directors within the meaning of the Investment Company Act, the Exchange Act, and the Nasdaq Stock Market Rules (the “Nasdaq Rules”).
Directors are divided into three classes and are elected for staggered terms, with a term of office of one of the three classes of directors expiring at each Annual Stockholders’ Meeting. Each director will hold office for the term ending at the third Annual Stockholders’ Meeting following his election and until his successor is duly elected and qualified. Our Board of Directors nominated Randall Revell Horsey and Erik A. Falk as our Class II directors.
Director/Nominee(1)	Class	Term Expires	Audit Committee	Nominating & Corporate Governance Committee	Compensation Committee
Mark Kuperschmid	I	2023	✔	Chair	✔
Michael C. Speller	I	2023	✔	✔	Chair
Randall Revell Horsey*	II	2021	Chair	✔	✔
Erik A. Falk*	II	2021
Peter A. Reed	III	2022
*	Indicates the Class II Director nominees
(1)	This column reflects the current directors and nominees on the Board of Directors.
Properly authorized proxies will be voted “FOR” the election of each Class II director nominee, unless other instructions are specified. If either of the nominees should become unavailable to serve, the proxies may be voted for a substitute nominee designated by our Board of Directors, or our Board of Directors may reduce the authorized number of directors. In no event may the proxies be voted for more than two nominees. Election of each of the nominees for director requires the receipt of “FOR” votes constituting a plurality of the votes cast at the Annual Meeting, assuming a quorum is present.
Information about the Nominees and Directors
Biographical information regarding each Class II nominee, as well as each of the other directors, and such person’s qualifications to serve as a director, is set forth on the succeeding pages. Unless otherwise indicated, each director held his principal occupation or other positions with the same or predecessor organizations for at least the last five years. There are currently no family relationships among any director, nominee, or executive officer.

Nominees for Class II Directors
Mr. Horsey and Mr. Falk have been nominated for election as Class II directors for terms expiring at the 2024 Annual Stockholders’ Meeting. Neither nominee is being nominated for election pursuant to any agreement or understanding between either of them and the Company.
Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director During Past 5 Years
Randall Revell Horsey (59)	Director and Chairman of Audit Committee	Until 2021 (since 2017)
Director of Strategy and Partnerships – PocketSuite

Senior Vice President and Managing Director of North America – MEGA International

Interim Chief Financial Officer – Aquicore, Inc. (“Aquicore”)

Co-founder and President – HelloWallet
				N/A	Aquicore.

Erik A. Falk (51)(2)	Director	Until 2021 (since 2021)	Head of Strategy at Magnetar Capital	N/A	Corporate Capital Trust; Corporate Capital Trust II.
(1)	The address for each of the Class II directors is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.
(2)	Mr. Falk is an interested person as defined under Section 2(a)(19) of the Investment Company Act due to his ownership of GEG’s PIK Notes.
Randall Revell Horsey joined PocketSuite as Director of Strategy and Partnerships in September 2020. PocketSuite is a San Francisco based software company that provides independent business owners or solo-preneurs with a mobile and desktop app to automate business processes such as scheduling, onboarding, forms, contracts invoicing and payment processing. Mr. Horsey served as Senior Vice President & Managing Director of North America for MEGA International, a global software firm helping companies manage enterprise complexity by giving them an interactive view of their operations, from June 2017 to December 2019. From October 2014 to March 2019, Mr. Horsey served as a member of the board of directors of Aquicore, a private real-time energy and management software company, and was its interim CFO from June 2015 to June 2017. Mr. Horsey currently serves as a board observer on Aquicore’s board of directors. Previously, he was a co-founder and president of HelloWallet, a SaaS personal financial management company that was subsequently acquired by Morningstar in 2014. Horsey was also an executive at Bank of America, where he ran the Technology Corporate and Investment banking practice and, prior to that, the Equity Capital Markets group. He began his career with The First Boston Corporation and Alex, Brown & Sons.
We believe Mr. Horsey’s experience with GECC and other financial management companies qualifies him to serve on our Board of Directors.
Erik A. Falk currently serves as Head of Strategy at Magnetar, an alternative asset manager with about $13 billion in AUM as of January 2021. His primary focus is developing and implementing strategic initiatives within the firm’s Alternative Credit and Fixed Income business. Before joining Magnetar in early 2017, Mr. Falk oversaw the private funds at Kohlberg Kravis Roberts & Co. (“KKR”) as Global Head of Private Credit, and served on the firm’s Private

Credit Investment Committee, its Leveraged Credit Investment Committee and its Portfolio Management Committee. Mr. Falk has served on the boards of the Loan Syndications and Trading Association (LSTA), Corporate Capital Trust and Corporate Capital Trust II – business development companies sub-advised by KKR – and various companies on behalf of Deutsche Bank. Mr. Falk is an “interested person” of GECC as defined in the Investment Company Act due to his ownership of GEG’s PIK Notes.
We believe Mr. Falk’s asset management and credit market insights and experience qualify him to serve on our Board of Directors.
Class I Directors (continuing directors not up for re-election at the Annual Meeting)
Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director During Past 5 Years
Mark Kuperschmid (58)	Director	Until 2023 (since inception)	Managing Member – Benmark Investments LLC Co-Head of Technology Investment Banking – Bank of America Securities	N/A	None.

Michael C. Speller (52)	Director	Until 2023 (since 2017)	Partner and Head of Debt Advisory, North America – Rothschild & Co. Managing Director – Credit Suisse	N/A	None.
(1)	The address for each of the Class I directors is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.
Mark Kuperschmid is our Lead Independent Director. Mr. Kuperschmid has served as managing member of Benmark Investments LLC since May 2006 and has been a private investor/advisor across a variety of industries, and has served in operating roles or provided strategic consulting services with respect to several investments. He previously served as Co-Head of Technology Investment Banking for Banc of America Securities and ran Trammell Crow Company’s Northern California commercial real estate operation. He began his career as a financial analyst with Morgan Stanley in New York.
We believe Mr. Kuperschmid’s involvement with GECC and his experience advising and consulting in various industries qualifies him to serve on our Board of Directors.
Michael C. Speller is a Partner and Head of Debt Advisory, North America for Rothschild & Co. Mr. Speller has over 25 years of investment banking and leveraged finance experience. Before joining Rothschild & Co in 2017, Mr. Speller was a Managing Director in the Leveraged Finance Origination and Restructuring Group at Credit Suisse where, from 2008, he led the firm’s leveraged finance origination activities for the Global Industrials Group. From 2005 to 2008, Mr. Speller was involved in a broader range of industry leveraged finance coverage, including the retail, real estate and media and telecom sectors. Prior to 2005, Mr. Speller was a member of the Media & Telecom investment banking groups at Credit Suisse First Boston and Donaldson, Lufkin & Jenrette and previously held positions at the GulfStar Group and NationsBank Corp.
We believe Mr. Speller’s experience with GECC and past financial experience with other financial service companies qualifies him to serve on our Board of Directors.

Class III Director (continuing director not up for re-election at the Annual Meeting)
Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee(3)	Other Directorships Held by Nominee During Past 5 Years
Peter A. Reed (41)(2)	Chairman of the Board of Directors, President and Chief Executive Officer	Until 2022 (since inception)	President and Chief Executive Officer – GECC Chief Investment Officer – GECM Chief Executive Officer – GEG Partner and Portfolio Manager – MAST Capital Management, LLC (“MAST Capital”)	4	Avanti Communications Group PLC (“Avanti”) GEG Nebraska Book Holdings, Inc. International Wire Group Holdings, Inc.
(1)	The address for Mr. Reed is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.
(2)
Mr. Reed is an interested person as defined under Section 2(a)(19) of the Investment Company Act due to his position as our President and Chief Executive Officer and as Chief Investment Officer of GECM.

(3)
Mr. Reed is also a director of GECM. GECM is responsible for the day-to-day management of three separately managed accounts for an institutional investor and one private investment fund in addition to GECC.

Peter A. Reed has been our President and Chief Executive Officer since inception and is the current Chairman of our Board of Directors. Mr. Reed is Chief Investment Officer of GECM, a position he has held since November 2016, and Chief Executive Officer of GEG and has served as one of GEG’s directors since May 2015. Mr. Reed previously served on the board of directors of Avanti, Nebraska Book Holdings, Inc. and International Wire Group Holdings, Inc. Mr. Reed served as a Partner and Portfolio Manager of MAST Capital from August 2004 to September 2017. Prior to joining MAST Capital in 2004, Mr. Reed was an investment banking analyst at Brown, Gibbons, Lang & Company where he worked on mergers and acquisitions, in-court and out-of-court financial restructurings, and debt and equity private placements for middle-market companies. Mr. Reed is an “interested person” of GECC as defined in the Investment Company Act due to his position as President and Chief Executive Officer and as Chief Investment Officer of GECM, our investment adviser.
We believe Mr. Reed’s experience with GECC and past and ongoing service as an officer and director of other investment vehicles qualifies him to serve on our Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS II DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm
The members of the Audit Committee and our Board of Directors believe the continued retention of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021 is in our best interest. We do not anticipate representatives of Deloitte will be present at the Annual Meeting. Thus, it is not expected that they will have an opportunity to make a statement regarding their services, or be available to respond to questions. The Board of Directors does not know of any direct or indirect financial interest of Deloitte in the Company. Ratification requires the receipt of “FOR” votes constituting a majority of the votes cast on the proposal at the Annual Meeting, assuming a quorum is present.
Deloitte served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2020 and 2019. The audit reports of Deloitte on the Company’s financial statements as of and for the fiscal years ended December 31, 2020 and 2019 and for the period ended December 31, 2018 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
Principal Accountant Fees and Services. The following table presents fees for professional services rendered by Deloitte for the fiscal years ended December 31, 2020 and 2019.
	Year Ended December 31,
	2020	2019
Audit fees	$420,000	$385,000
Audit-related fees	—	—
Tax fees	24,500	31,850
All other fees	—	—
Total fees	$444,500	$416,850
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by Deloitte in connection with statutory and regulatory filings.
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance.
All Other Fees. All other fees would include fees for products and services other than the services reported above.
Pre-Approval Policy. Our Audit Committee established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that our Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to our Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of our Audit Committee. However, our Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to our Audit Committee at its next scheduled meeting. Our Audit Committee has not delegated its responsibilities to pre-approve services performed by the independent registered public accounting firm to management as of December 31, 2020.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

AUDIT COMMITTEE REPORT
As of December 31, 2020, the Audit Committee of our Board of Directors was composed of the three directors named below, each of whom have been determined by our Board of Directors to be independent directors. Our Board of Directors also determined that each member of the Audit Committee is financially literate, and that Mr. Horsey is an “audit committee financial expert” as defined by the rules of the SEC. The Audit Committee Charter, adopted by the board, is posted on our website at www.greatelmcc.com.
The Audit Committee’s responsibilities include appointing our independent registered public accounting firm, pre-approving both audit and non-audit services to be provided by the firm and assisting the Board of Directors in providing oversight of our financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee meets with our independent registered public accounting firm, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters.
It is not the Audit Committee’s responsibility to plan or conduct audits or to determine that our financial statements and disclosures are complete, accurate and in accordance with accounting principles generally accepted in the United States and applicable laws, rules and regulations. Management is responsible for our financial statements, including the estimates and judgments on which they are based, as well as our financial reporting processes, accounting policies, internal audit function, internal accounting controls, disclosure controls and procedures, and risk management. Our independent registered public accounting firm, Deloitte, is responsible for performing an audit of our annual financial statements, expressing an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States and reviewing our quarterly financial statements.
The Audit Committee discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received from Deloitte a written report providing the disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. Deloitte also discussed its independence with the Audit Committee and confirmed in the report that, in its professional judgment, it is independent of us within the meaning of the federal securities laws.
The Audit Committee also reviewed and discussed with management the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 and management’s reports on the financial statements and internal controls. Management confirmed to the Audit Committee that the financial statements have been prepared with integrity and objectivity and that management maintained an effective system of internal controls. Deloitte expressed its professional opinions that the financial statements conform with accounting principles generally accepted in the United States. In addition, our Chief Executive Officer and former Chief Financial Officer reviewed with the Audit Committee the certifications that each filed with the SEC pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the policies and procedures that management adopted to support the certifications.
Based on these considerations, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.
Randall Revell Horsey, Chair
Mark Kuperschmid
Michael C. Speller

CORPORATE GOVERNANCE
Director Independence
The Nasdaq Rules require listed companies to have a board of directors with at least a majority of “Independent Directors” (as such term is defined in the Nasdaq Rules). Under the Nasdaq Rules, in order for a director to be deemed independent, the board of directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities.
In accordance with the Nasdaq Rules, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors determines that he or she has no material relationship with us or GECM. We monitor the relationships of our directors and officers through a questionnaire that each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes. In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition in Nasdaq Rule 5605(a)(2), which provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the BDC, as defined in Section 2(a)(19) of the Investment Company Act. Our Board of Directors determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Reed and Mr. Falk.
Any member of our Board of Directors who has previously been determined to be independent must inform the Chairman of our Board of Directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. Our Board of Directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.
Risk Oversight
As is the case with virtually all investment companies, including externally managed BDCs such as GECC (as distinguished from operating companies), service providers to GECC, primarily GECM (located at 800 South Street, Suite 230, Waltham, MA 02453), have responsibility for the day-to-day management of GECC, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).
Our Audit Committee (which consists only of Independent Directors) meets regularly, and between meetings the Audit Committee Chair maintains contact with our independent registered public accounting firm and our Chief Financial Officer. In addition, our Audit Committee from time to time meets with the independent valuation services that evaluate certain of our securities holdings for which there are not readily available market values. Our Board of Directors also receives periodic presentations from senior personnel of GECM regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. In addition, our Board of Directors, GECM and our other service providers adopted a variety of policies, procedures and controls designed to address particular risks to us. However, it is not possible to eliminate all of the risks. Our Board of Directors also receives reports from our legal counsel or lawyers of GECM regarding regulatory compliance and governance matters. The Board of Directors’ oversight role does not make our Board of Directors a guarantor of our investments or activities or the activities of any of our service providers.
Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board of Directors annually reviews a written report from our Chief Compliance Officer discussing the adequacy and effectiveness of our and our service providers’ respective compliance policies and procedures.
Our Board of Directors believes its role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. As a BDC, we are required to comply with regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness and we generally have to invest at least 70% of our gross assets in “qualifying assets.”
Board Composition and Leadership Structure
The Investment Company Act requires that at least a majority of the members of our Board of Directors be independent directors. Currently, three of our five directors are independent directors. Our Board of Directors designated Mark Kuperschmid as our Lead Independent Director. As Lead Independent Director, Mr. Kuperschmid is responsible for coordinating the activities of the other independent directors and for such other duties as are assigned, from time to time, by our Board of Directors. Our Board of Directors determined that its leadership structure is appropriate in light of the services that GECM and its affiliates provide to us and the potential conflicts of interest that could arise from these relationships.
Director Experience, Qualifications, Attributes and Skills
Our Board of Directors believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. However, our Board of Directors believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties – our Board of Directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including our Board of Directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the directors are counseled by our internal and outside legal counsel, who interact with GECM, and also may benefit from information provided by our or GECM’s legal counsel. Our Board of Directors and its committees have the ability to engage their own legal counsel and other experts as appropriate. The Board of Directors is required to evaluate its performance on an annual basis.
Board Committees
As of December 31, 2020, GECC maintains an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. Our standing committee charters, including our Audit, Nominating and Corporate Governance and Compensation Committee charters, are posted on our website at www.greatelmcc.com. Paper copies may be obtained upon request by writing to: Corporate Secretary, Great Elm Group, Inc., 800 South Street, Suite 230, Waltham, MA 02453.
For the fiscal year ended December 31, 2020, our Board of Directors held five board meetings, seven Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and one Compensation Committee meetings. All directors who were directors during the fiscal year ended December 31, 2020 attended at least 75% of the meetings of our Board of Directors and of the committees on which they served, during the period in which they served. Other than Peter A. Reed, no other member of our Board of Directors attended last year’s Annual Stockholders’ Meeting.
We require each director to make a diligent effort to attend all Board of Directors and committee meetings, and encourage directors to attend the Annual Stockholders’ Meeting.
Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by our Board of Directors. The Audit Committee Charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our annual financial statements; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to our Board of Directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filing of our quarterly reports on Form 10-Q; pre-approving our auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to our Board of Directors; and recommending compensation of our Chief Financial Officer to our Board of Directors for determination. Our Audit Committee is currently composed of three persons: Mr. Horsey, Mr. Kuperschmid and Mr. Speller, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Horsey currently serves as Chair of the Audit Committee. Our Board of Directors determined that Mr. Horsey qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act.
The responsibilities and activities of our Audit Committee are described in greater detail in our Audit Committee charter.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to our Board of Directors by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on our Board of Directors or a committee hereof; developing and recommending to our Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of our Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by our Board of Directors to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of three persons: Mr. Horsey, Mr. Kuperschmid and Mr. Speller, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Kuperschmid currently serves as the Chair of the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee considers stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our Bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Corporate Secretary, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453. To have a candidate considered by our Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the information required by, and follow the procedures specified in, our Bylaws.
Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of our Board of Directors include, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the Nasdaq Rules, and any other applicable laws, rules, or regulations; the ability to contribute to the effective management of GECC, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; educational background, business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions, experience from service as a board member (including our Board of Directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. Our Board of Directors also believes it is appropriate for members of our management to serve as a member of our Board of Directors. In addition, although our Nominating and Corporate Governance Committee does not have a formal policy with regard to consideration of diversity in identifying director candidates, our Nominating and Corporate Governance Committee may consider whether a potential candidate’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to our Board of Directors’ membership and collective attributes. Such considerations will vary based on our Board of Directors’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.
The responsibilities and activities of our Nominating and Corporate Governance Committee are described in greater detail in our Nominating and Corporate Governance Committee charter.
Compensation Committee. The Compensation Committee is responsible for determining, or recommending to our Board of Directors for determining, the compensation of our Chief Executive Officer and all other executive officers, paid directly by us, if any. Additionally, the Compensation Committee assists our Board of Directors with all matters related to compensation, as directed by our Board of Directors. The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The current members of the Compensation Committee are Mr. Horsey, Mr. Kuperschmid and Mr. Speller, all of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Speller currently serves as the Chair of the Compensation Committee. None of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. Our executive officers do not have a role in determining or recommending director compensation.
The responsibilities and activities of our Compensation Committee are described in greater detail in our Compensation Committee charter.

Communication with our Board of Directors
Stockholders with questions about GECC are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Great Elm Capital Corp., c/o Adam M. Kleinman, Corporate Secretary, 800 South Street, Suite 230, Waltham, MA 02453. All stockholder communications received in this manner will be delivered to one or more members of our Board of Directors.
Executive Officers
Name, Address and Age(1)	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years
Peter A. Reed (41)(2)	Chairman of the Board of Directors, President and Chief Executive Officer	Since inception	President and Chief Executive Officer – GECC

Chief Investment Officer – GECM

Chief Executive Officer – GEG

Partner and Portfolio Manager – MAST Capital

Keri A. Davis (37)	Chief Financial Officer and Treasurer	Since March 2019	SEC Reporting Manager - GECM

Senior Manager – PricewaterhouseCoopers LLP (“PwC”)

Adam M. Kleinman (46)	Chief Compliance Officer and Secretary	Since October 2017	Chief Operating Officer, Chief Compliance Officer and General Counsel – GECM

President and Chief Operating Officer – GEG

Partner, Chief Operating Officer and General Counsel – MAST Capital
(1)	The address for each of our executive officers is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.
(2)
Mr. Reed is an interested person as defined under Section 2(a)(19) of the Investment Company Act due to his position as our President and Chief Executive Officer and as Chief Investment Officer of GECM.

Peter A. Reed, see “Proposals To Be Considered and Voted On – Proposal 1: Election of Class I Directors” for biographical information regarding Mr. Reed.
Keri A. Davis has been our Chief Financial Officer and Treasurer since March 2019. Prior to serving in these position, Ms. Davis served as SEC Reporting Manager of GECM since June 2018. Prior to joining GECC, Ms. Davis served as a senior manager in the audit practice at PwC, a multinational professional services firm focusing on audit and assurance, tax and consulting services. She was employed in various capacities in the audit practice at PwC from 2005 to 2017.
Adam M. Kleinman has been our Chief Compliance Officer and Secretary since September 2017. Mr. Kleinman has served as GEG’s President and Chief Operating Officer since March 2018, and as GECM’s Chief Operating Officer, Chief

Compliance Officer and General Counsel since November 2016. Mr. Kleinman was a Partner, Chief Operating Officer and General Counsel of MAST Capital from March 2009 to September 2017. Prior to joining MAST Capital, Mr. Kleinman was an associate in the Banking and Leverage Finance group at Bingham McCutchen LLP, where he represented financial institutions, hedge funds and corporate borrowers in a broad range of commercial finance transactions.
Code of Business Conduct and Ethics
We adopted a code of business conduct and ethics which applies to, among others, our executive officers, including our Chief Executive Officer and our Chief Financial Officer. Our code of conduct can be accessed via our website at www.greatelmcc.com. We intend to disclose any amendments to or waivers of required provisions of the code by filing reports on Form 8-K.
Compensation of Directors and Executive Officers
The following table shows information regarding the compensation received by our directors for the fiscal year ended December 31, 2020. No compensation is paid to executive officers or to Mr. Reed in his role as a director.
Name	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Total Compensation From the Company Paid to Director/Executive Officer
Independent Directors
Mark Kuperschmid	$65,000	$—	$65,000
Randall Revell Horsey	$65,000	$—	$65,000
Michael C. Speller	$65,000	$—	$65,000

Interested Directors
Peter A. Reed	$—	$—	$—
Erik A. Falk(2)	$—	$—	$—

Executive Officers
Adam M. Kleinman	$—	$—	$—
Peter A. Reed	$—	$—	$—
Keri A. Davis	$—	$—	$—
(1)	In fiscal year 2020, we did not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(2)	Mr. Falk joined the Board of Directors in March 2021.
Compensation of Directors
No compensation is paid by us to Mr. Reed in his role as a director. Our other directors receive an annual fee of $45,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting. In addition, the chairman of each of our board’s standing committees receives an annual fee of $10,000 for his additional services in these capacities. Each member of these committees receives a $5,000 annual fee for serving on these committees. In addition, we purchased directors’ and officers’ liability insurance on behalf of our directors and officers.
Compensation of Executive Officers
We do not provide direct compensation to our officers. Mr. Reed and Mr. Kleinman are indirectly entitled to a portion of any investment advisory fees paid by us to GECM under our Investment Management Agreement, dated as of September 27, 2016 (the “Investment Management Agreement”), through their financial interests in affiliates of GECM. Ms. Davis and Mr. Kleinman, are paid by GECM, subject to reimbursement by us of our allocable portion of such compensation under an Administration Agreement, dated as of September 27, 2016 (the “Administration Agreement”).
Compensation Committee Interlocks and Insider Participation
Mr. Horsey, Mr. Kuperschmid and Mr. Speller served on our Compensation Committee during fiscal year 2020. Currently, none of our executive officers are compensated by us, and as such, our Compensation Committee is not required to produce a report on executive officer compensation for inclusion herein. No current or past executive officers or employees of ours or our affiliates serve on our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Mr. Reed serves as a Chief Executive Officer and a member of the board of directors of GEG, in addition to being our Chief Executive Officer and Chief Investment Officer of GECM. Mr. Kleinman serves as President and Chief Operating Officer of GEG, in addition to being our Chief Compliance Officer and Secretary. GEG owns approximately 25.4% of our outstanding shares of common stock.
In addition, certain of our executive officers and directors and the members of GECM’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG.
We entered into a license agreement with GEG pursuant to which GEG granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the “Great Elm Capital Corp.” name and logo for so long as GECM, or an affiliate thereof, remains our investment adviser.
We are party to the Investment Management Agreement with GECM, which is wholly-owned by GEG. Subject to the overall supervision of our Board of Directors, GECM manages our day-to-day operations and provides investment advisory and management services to us pursuant to the Investment Management Agreement. We pay GECM a fee for investment management services, which consisted of $2.5 million in base management fees and $1.0 million in incentive fees (the incentive fees were deferred in accordance with the Investment Management Agreement) for the fiscal year ended December 31, 2020, and $3.0 million in base management fees and $2.7 million in incentive fees for the year ended December 31, 2019.
We are also party to the Administration Agreement with GECM. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as our administrator. We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement. For the fiscal years ended December 31, 2020 and 2019, the Company reimbursed GECM in the amount of $0.7 million and $1.0 million, respectively, for services provided under the Administration Agreement.
GECM has entered into a shared services agreement with ICAM, pursuant to which ICAM will make available to GECM certain employees of ICAM, including Matt Kaplan, a member of GECM’s investment committee, to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time.
We have established a written policy to govern the review of potential related party transactions. GECM, our Chief Compliance Officer, and any other officers designated by us are required to review the facts and circumstances of transactions with certain affiliates, and to screen any such transactions, for potential compliance issues under Section 57(h) of the Investment Company Act.
Delinquent Section 16(a) Report
Pursuant to Section 16(a) of the Exchange Act, our directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the SEC and to us. Based solely on a review of copies of such reports and written representations made to us, we believe that during the fiscal year ended December 31, 2020, all such required filings were made in a timely manner, with the exception of a Form 4 filed on behalf of GEG on October 1, 2020.
Certain Risks Represented by our Investments
Please see the risks identified in our Annual Report on Form 10-K for the year ended December 31, 2020, especially “Item 1A. Risk Factors—Risk Relating to Our Investments—We may lose all of our investment in Avanti.”

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 3, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GECC2021**

You may attend the meeting via the Internet and vote during the meeting. Have the control number (indicated below) available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 3, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D50874-P55258 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GREAT ELM CAPITAL CORP.

1. ELECTION OF CLASS II DIRECTORS

Nominees	For	Withhold
1a. Erik A. Falk	☐	☐
1b. Randall Revell Horsey	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date